                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 24, 2003
                                                --------------------------------


                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         New Jersey                      1-4987                   21-0682685
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



520 Fellowship Road, Suite A114, Mount Laurel, New Jersey               08054
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (856) 727-1500
                                                  ------------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

INTRODUCTORY NOTE:

         The purpose of this Form 8-K/A is to amend SL Industries, Inc.'s (the "Registrant") current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2003 to provide the required Unaudited Pro Forma Financial Statements reflecting the sale of the operating assets of SL Surface Technologies, Inc. ("SurfTech"), a wholly owned subsidiary of the Registrant and to reflect the use of the proceeds to pay debt.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 24, 2003, SurfTech, a wholly owned subsidiary of the Registrant, sold the operating assets of its business to Everlast Coatings Inc. (the "Purchaser") pursuant to an Asset Purchase Agreement (the "Purchase Agreement").

         Description of Assets

         SurfTech sold the operating assets of its business, which was engaged in coatings and platings. The Registrant retained (a) the land and building and
(b) specific liabilities as detailed in the Purchase Agreement.

         Consideration

         Pursuant to the terms of the sale, the consideration paid by the Purchaser was $600,000 in cash plus the assumption of certain liabilities. The consideration was determined by arms-length negotiation. Cash proceeds were used to pay debt.

         Relationship with Purchaser

         John R. Willey, the President of the Purchaser, was a former executive of SurfTech. In connection with the sale, the Registrant entered into a ten (10) year lease with the Purchaser for the lease of the land and building retained by the Registrant.

         Other than as described herein, the Registrant, on the one hand, and the Purchaser and its affiliates, on the other hand, have no common officers, directors or control persons.

         For additional information, reference is made to the press release, which is attached to the Registrant's Current Report on Form 8-K dated November 26, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002.

                  Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003.

                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003.

         (c)      Exhibits.

                  2.1      Asset Purchase Agreement

                  2.2      Lease Agreement



                  Item 7 (b) Basis of Presentation

                  The following Unaudited Pro Forma Consolidated Financial Statements reflect the sale of the operating assets of SurfTech, a wholly owned subsidiary of the Registrant after giving effect to the pro forma adjustments described in the accompanying notes. These Unaudited Pro Forma Consolidated Financial Statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of SL Industries Inc. which are included in SL Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 and the Quarterly Report on Form 10-Q for the period ended September 30, 2003.

                  The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have occurred had the sale been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of SL Industries.

                  The Unaudited Pro Forma Consolidated Statements of Operations give effect to the sale as if it had occurred at the beginning of the periods presented. The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the sale of the operating assets of SurfTech as if it had occurred on September 30, 2003 and the use of proceeds to pay current maturities of debt.

                              SL Industries, Inc.
                 Pro Forma Consolidated Statement Of Operations
                      For The Year Ended December 31, 2002
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             SL             (1)
                                                      Industries, Inc.    SurfTech       Adjustments        Pro Forma
                                                      ----------------    --------       -----------        ---------
                                                        (Historical)    (Historical)
Net sales                                                $ 110,149       $   2,237       $      --          $ 107,912
                                                         ---------       ---------       ---------          ---------

Cost of sales                                               71,199           1,828              18 (2)         69,389
Engineering & product development                            7,579               0               0              7,579
Selling, general and administrative                         25,194             984             (18)(3)         24,192
Depreciation and amortization                                2,948             314              83 (4)          2,717
Restructuring costs                                            265              35               0                230
Impairment of intangibles                                      703             703               0                  0
Special charges                                              1,834               0               0              1,834
                                                         ---------       ---------       ---------          ---------
Total cost and expenses                                    109,722           3,864              83            105,941
Income (loss) from operations                                  427          (1,627)            (83)             1,971
Other income (expense):
   Interest income                                              25               0                                 25
   Interest expense                                         (2,454)           (198)           (159)(5)         (2,415)
                                                         ---------       ---------       ---------          ---------

Loss from continuing operations before income taxes         (2,002)         (1,825)           (242)              (419)


Income tax (benefit)                                          (755)           (474)            (82)(6)           (363)
                                                         ---------       ---------       ---------          ---------

Loss from continuing operations                          $  (1,247)      $  (1,351)      $    (160)         $     (56)

Basic net income (loss) per common share                 $   (0.21)                                         $   (0.01)
Diluted net income (loss) per common share               $   (0.21)                                         $   (0.01)

Weighted shares outstanding - basic                          5,867                                              5,867
Weighted shares outstanding - diluted                        5,867                                              5,867





The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              SL Industries, Inc.
                 Pro Forma Consolidated Statement Of Operations
                  For The Nine Months Ended September 30, 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     SL             (1)
                                                              Industries, Inc.    SurfTech      Adjustments       Pro Forma
                                                              ----------------    --------      -----------       ---------
                                                                (Historical)    (Historical)
Net sales                                                         $ 80,394       $  1,514       $     --          $ 78,880
                                                                  --------       --------       --------          --------


Cost of sales                                                       51,250          1,293             14 (2)        49,971
Engineering & product development                                    5,788              0              0             5,788
Selling, general and administrative                                 18,636            569            (14)(3)        18,053
Depreciation and amortization                                        1,891            180             64 (4)         1,775
Asset impairment charges                                               703            703              0                 0
                                                                  --------       --------       --------          --------
Total cost and expenses                                             78,268          2,745             64            75,587
Income (loss) from operations                                        2,126         (1,231)           (64)            3,293
Other income (expense):
   Interest income                                                     130              0              0               130
   Interest expense                                                   (440)           (83)           (49)(5)          (406)
                                                                  --------       --------       --------          --------

Income (loss) from continuing operations before income taxes         1,816         (1,314)          (113)            3,017


Income tax provision (benefit)                                         776           (405)           (38)(6)         1,143
                                                                  --------       --------       --------          --------

Income (loss) from continuing operations                          $  1,040       $   (909)      $    (75)         $  1,874

Basic net income (loss) per common share                          $   0.18                                        $   0.32
Diluted net income (loss) per common share                        $   0.18                                        $   0.32

Weighted shares outstanding - basic                                  5,908                                           5,908
Weighted shares outstanding - diluted                                5,931                                           5,931





The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                              SL Industries, Inc.
                      Pro Forma Consolidated Balance Sheet
                               September 30, 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                   SL            (1)
                                                            Industries, Inc.   SurfTech      Adjustments        Pro Forma
                                                            ----------------   --------      -----------        ---------
ASSETS                                                        (Historical)
Current assets:
Cash and equivalents                                            $    648       $     --      $     --           $    648
Receivables, net                                                  15,762            389            12 (7)         15,385
Note receivable                                                    1,000              0             0              1,000
Inventories, net                                                  11,290             78             0             11,212
Prepaid expenses                                                     917              3             0                914
Deferred income taxes, net                                         4,381              0             0              4,381
                                                                --------       --------      --------           --------
    Total current assets                                          33,998            470            12             33,540


Property, plant & equipment, net                                   9,849            213           (82)(8)          9,554
Deferred income taxes, net                                         3,423              0             0              3,423
Goodwill, net                                                     10,303              0             0             10,303
Other intangible assets, net                                       1,009              0             0              1,009
Other assets and deferred charges                                  1,694              0             0              1,694
                                                                --------       --------      --------           --------

     Total assets                                               $ 60,276       $    683      $    (70)          $ 59,523
                                                                ========       ========      ========           ========

LIABILITIES
Current liabilities:
Debt, current portion                                           $  1,310       $     --      $   (618)(9)       $    692
Accounts payable                                                   3,255             43             0              3,212
Accrued income taxes                                               2,459              0          (268)(10)         2,191
Accrued payroll and related costs                                  4,196             30           650 (11)         4,816
Other accrued liabilities                                          6,667             10            85 (12)         6,742
                                                                --------       --------      --------           --------
   Total current liabilities                                      17,887             83          (151)            17,653
                                                                --------       --------      --------           --------

Debt, less current portion                                         2,507              0             0              2,507
Deferred compensation and supplemental retirement benefits         3,996              0             0              3,996
Other liabilities                                                    883              0             0                883
                                                                --------       --------      --------           --------

    Total liabilities                                           $ 25,273       $     83      $   (151)          $ 25,039
                                                                --------       --------      --------           --------


SHAREHOLDERS' EQUITY
Common stock, $.20 par value;
authorized, 25,0000,000 shares;
issued 8,298,000 shares                                         $  1,660       $     --      $      0           $  1,660
Capital in excess of par value                                    38,822              0             0             38,822
Retained earnings                                                  9,467              0          (519)(13)         8,948
Treasury stock at cost, 2,359,000                                (14,946)             0             0            (14,946)
                                                                --------       --------      --------           --------
     Total shareholders' equity                                 $ 35,003       $     --      $   (519)          $ 34,484
                                                                --------       --------      --------           --------

     Total liabilities and shareholders' equity                 $ 60,276       $     83      $   (670)          $ 59,523
                                                                ========       ========      ========           ========

The accompanying notes are an integral part of the Pro Forma Financial
Statements.

                               SL INDUSTRIES, INC.

              NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Eliminates the results of operations of SurfTech for the period as if the sale had been completed as of the beginning of the operating periods presented. Also, eliminates the operating assets and liabilities of SurfTech as if the sale had been completed as of September 30, 2003.

2. Reflects the net operating lease commitment related to equipment, which was not sold.

3. Reflects rental income to be received related to the building, which is occupied by the purchaser as part of the lease agreement.

4. Depreciation expense for the periods presented for the building, which was retained by SL Industries.

5. Reflects the add back of inter-company interest expense net of a reduction of interest expense attributable to the application of the proceeds from the sale of the SurfTech's operations to reduce debt.

6. Reflects the income tax effect of the pro forma adjustments at the U.S. federal statutory rate of 34%.

7. Represents the portion of the sale proceeds paid into escrow at closing.

8. Reflects the sale of equipment directly related to the sale of SurfTech's operating assets.

9. Reflects the application of the proceeds from the sale of SurfTech's operating assets and other equipment sold to a third party, the proceeds of which were used to reduce debt.

10. Reflects the tax benefit related to the loss on the sale of SurfTech's operating assets.

11.      Reflects the estimated liability related to certain exit costs.

12.      Estimated closing and lease termination costs.

13.      Net loss on the sale net of tax.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SL INDUSTRIES, INC.

Date:  December 9, 2003
                                        By:   /s/ David R. Nuzzo
                                              ------------------
                                              David R. Nuzzo
                                              Vice President Finance and
                                              Administration

                                  EXHIBIT INDEX

                  Exhibit No.                         Description
                  -----------                         -----------
                    2.1                               Asset Purchase Agreement
                    2.2                               Lease Agreement




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